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                                                                   EXHIBIT 10.15

                      AMENDMENT AND ASSUMPTION AGREEMENT
                      ----------------------------------

     AMENDMENT AND ASSUMPTION AGREEMENT ("Agreement") dated as of June 21, 2000 by and among US WATS, INC., a corporation organized under the laws of the State of New York ("US WATS"), CAPSULE COMMUNICATIONS, INC., a corporation organized under the laws of the State of Delaware ("Capsule") and WELLS FARGO BUSINESS CREDIT, INC., successor in interest to Century Business Credit Corporation ("Lender").

                                  BACKGROUND
                                  ----------

     US WATS and Lender are parties to a Loan and Security Agreement dated as of May 11, 1995 (as same has been amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides US WATS with certain financial accommodations.

     Pursuant to the terms of a Merger Agreement ("Merger Agreement") dated as of October 23, 1999 between US WATS and Capsule, US WATS merged with and into Capsule. Capsule as the surviving corporation pursuant to the Merger Agreement, assumed all of US WATS' obligations to Lender under the Loan Agreement and the Ancillary Agreements (as defined in the Loan Agreement) (collectively, as amended, restated, modified and supplemented from time to time, the "Loan Documents").

     In connection with the transactions contemplated by the Merger Agreement, all of US WATS' rights and obligations under the Loan Documents shall automatically become the rights and obligations of Capsule and Capsule shall have the benefit of all rights of US WATS and be bound by all obligations of US WATS to Lender under the Loan Documents, in each case on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, US WATS, Capsule and Lender agree as follows:

     1. All capitalized terms used herein which are not defined shall have the meanings given to them in the Loan Agreement.

     2. Capsule hereby assumes in full, the payment, discharge, satisfaction and performance of all obligations of US WATS under the Loan Documents and all obligations, indebtedness and liabilities of US WATS to Lender under the Loan Documents. Capsule hereby adopts all of the provisions, terms and conditions contained in the Loan Agreement as if the Loan Agreement and the other Loan Documents had been entered into by and between Capsule and Lender.

     3. US WATS and Capsule hereby acknowledge that each will from time to time after the execution hereof, upon request of Lender, execute and deliver to Lender such further instruments, agreements and documents, and take such further action as Lender may request in connection with the transactions herein contemplated.
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     4.   Subject to satisfaction of the conditions precedent set forth in
Section 6 below, Lender hereby consents to the formation of Capsule and the execution of the Merger Agreement by the parties thereto and the transactions contemplated therein and waives any Event of Default arising out of the formation of Capsule or the execution of or consummation of the transactions contemplated by the Merger Agreement.

     5.   The Loan Agreement is hereby amended as follows:

          (a)  Paragraph 1(a) is amended as follows:

               (i) the following defined terms are hereby amended in their entirety as follows:

               "Borrower" means Capsule Communications, Inc. as successor by
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               merger to US WATS, Inc.

               (b) Paragraph 12(a) is amended by deleting "New York" and inserting "Delaware" in its place and stead.

     6. This Agreement shall become effective upon satisfaction of the following conditions precedent, each in a manner and in form and substance satisfactory to Lender:

               (i) Lender shall have received this Agreement duly executed by US WATS, Capsule and each Guarantor;

               (ii) Lender shall have received an executed copy of the Merger Agreement and a copy of the Certificate of Merger Certified by the Secretary of States of Delaware and New York;

               (iii) Each document (including, without limitation, any Uniform Commercial Code financing statements) required under law or reasonably requested by Lender to be filed, registered or recorded in order to create, in favor of Lender, a perfected security interest in or lien upon the Collateral owned by Capsule shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Lender shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

               (iv) Lender shall have received a copy of the resolutions of the Board of Directors of Capsule authorizing (x) the execution, delivery and performance of the Loan Documents, and (y) the granting by Capsule of the liens upon the Collateral certified by the Secretary or an Assistant Secretary of Capsule as of the date of this Agreement; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

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               (v)   Lender shall have received a copy of the Articles of
          Incorporation of Capsule, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the by-laws of Capsule certified as accurate and complete by the Secretary or an Assistant Secretary of Capsule;

               (vi) Lender shall have received evidence of casualty and liability insurance with respect to the Collateral, together with loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as loss payee and evidence that Lender has been named an additional insured with respect thereto; and

               (vii) Lender shall have received such other certificates, instruments, documents and agreements as may reasonably be required by Lender in connection with this Agreement or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

     7. Except as expressly provided herein, all of the representations, warranties, terms, covenants and conditions contained in the Loan Agreement and the Ancillary Agreements shall remain unamended and shall continue to be and shall remain in full force and effect in accordance with their respective terms. The agreements set forth herein shall be limited precisely as provided for herein and shall not be deemed a waiver except to the extent set forth herein or modification of, or an amendment to, any other term or provision of the Loan Agreement.

     8. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

     9. This Agreement may be executed in one or more counterparts each of which taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile shall be deemed an original signature hereto.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year specified at the beginning hereof.

                                        US WATS, INC.


                                        By: /s/ Michael McAnulty
                                            ------------------------------------
                                            Name:  Michael McAnulty
                                            Title: Chief Financial Officer

                                        CAPSULE COMMUNICATIONS, INC.


                                        By: /s/ Michael McAnulty
                                            ------------------------------------
                                            Name:  Michael McAnulty
                                            Title: Chief Financial Officer


                                        WELLS FARGO BUSINESS CREDIT, INC.,
                                        successor in interest to Century
                                        Business Credit Corporation


                                        By: /s/ Regina A. McCluskey
                                            ------------------------------------
                                            Name:  Regina McCluskey
                                            Title: Assistant Vice President


The undersigned do hereby consent to
the execution, delivery and performance of the foregoing Agreement and confirms the continuing effect of its guarantee of the obligations giving effect to this Agreement.

CARRIERS GROUP, INC.


By: /s/ Michael McAnulty
    -------------------------------------
    Name:  Michael McAnulty
    Title: Chief Financial Officer
    Date:  June 21, 2000

USW CORP.


By: /s/ Michael McAnulty
    -------------------------------------
    Name:  Michael McAnulty
    Title: Chief Financial Officer
    Date: June 21, 2000

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